EXHIBIT 99.2
INVESTOR SUPPLEMENT
FOURTH QUARTER AND FULL YEAR 2009
Acquisitions
During the fourth quarter of 2009, the Company completed four add-on acquisitions. Inpro/Seal was acquired in the Fluid Management segment and Engineered Systems companies acquired Ala Cart, Inc., Barker Company and Extech Instruments. During 2009, Dover made a total of six add-on acquisitions. Consideration for these acquisitions amounted to $228.4 million, net of cash acquired. The full year diluted earnings per share impact of these 2009 acquisitions was $0.02. There was no impact on dilutive earnings per share for the fourth quarter.
Dispositions
For the year ended December 31, 2009, the Company recorded adjustments to the carrying value of discontinued operations resulting in a net after-tax loss of approximately $12.0 million. At year end 2009, one business remains held for sale in discontinued operations.
Growth Factors

	2009
Revenue Growth	Q1	Q2	Q3	Q4	FY 2009
Organic	-22.6%	-28.7%	-24.4%	-19.3%	-23.9%
Net acquisitions (A)	0.0%	1.0%	2.7%	4.4%	1.9%
Currency translation	-3.5%	-3.2%	-2.0%	2.2%	-1.7%

	-26.1%	-30.9%	-23.7%	-12.7%	-23.7%

(A)	Acquisition growth before the disposition of a line of business was 0.6%, 1.6%, 3.3%, 4.4% and 1.9% in each period, respectively.

Cash Flow
The following table is a reconciliation of free cash flow (a non-GAAP measure) with cash flows from operating activities.

	Three Months Ended December 31		Twelve Months Ended December 31
Free Cash Flow (in thousands)	2009	2008	2009	2008
Cash flow provided by operating activities	$247,947	$270,353	$802,060	$1,010,416
Less: Capital expenditures	36,759	42,476	120,009	175,795

Free cash flow	$211,188	$227,877	$682,051	$834,621

Free cash flow as a percentage of revenue	14.0%	13.2%	11.8%	11.0%

Free cash flow as a percentage of earnings from continuing operations			183.4%	120.1%

The full year decrease in free cash flow reflects lower earnings from continuing operations before depreciation and amortization and lower tax payments in 2009. In addition, Adjusted Working Capital (a non-GAAP measure calculated as accounts receivable, plus inventory, less accounts payable) decreased from the prior year end by $183.3 million, or 14.4% to $1,092.6 million which reflected a decrease in receivables of $134.4 million, a decrease in inventory of $65.3 million and a decrease in accounts payable of $16.4 million. Excluding acquisitions, dispositions and the effects of foreign exchange translation, Adjusted Working Capital would have decreased by $246.6 million, or 19.3%. “Average Annual Adjusted Working Capital” as a percentage of revenue (a non-GAAP measure calculated as the five-quarter average balance of accounts receivable, plus inventory, less accounts payable divided by the trailing twelve months of revenue) increased to 19.9% at December 31, 2009 from 18.3% at December 31, 2008. Inventory turns were 6.2 at December 31, 2009 compared to 7.1 at December 31, 2008.
Capitalization
The following table provides a summary reconciliation of total debt and net debt to total capitalization to the most directly comparable GAAP measures:

	At December 31	At December 31,
Net Debt to Total Capitalization Ratio (in thousands)	2009	2008
Current maturities of long-term debt	$35,624	$32,194
Commercial paper and other short-term debt	—	192,750
Long-term debt	1,825,260	1,860,729

Total debt	1,860,884	2,085,673
Less: Cash, cash equivalents and short-term investments	938,174	826,869

Net debt	922,710	1,258,804
Add: Stockholders’ equity	4,083,608	3,792,866

Total capitalization	$5,006,318	$5,051,670

Net debt to total capitalization	18.4%	24.9%

Net debt at December 31, 2009 decreased $336.1 million primarily due to lower commercial paper borrowings. The decrease in net debt reflects strong free cash flow and cash from operations which funded the Company’s investment in capital expenditures and acquisitions.
Tax Rate
The effective tax rate for continuing operations for the fourth quarter of 2009 was 27.2%, compared to the prior year rate of 21.4%. The prior year fourth quarter rate was favorably impacted by the benefits recognized for tax positions that were effectively settled. On a full year basis, the effective tax rates for continuing operations for 2009 and 2008 were 24.4% and 26.6%, respectively. The full year 2009 rate reflects the favorable impact of benefits recognized for tax positions that were effectively settled, and the favorable impact of a higher percentage of non-U.S. earnings in low tax rate jurisdictions.

DOVER CORPORATION
CONSOLIDATED STATEMENTS OF EARNINGS
(unaudited) (in thousands, except per share data)

	Three Months Ended December 31		Twelve Months Ended December 31
	2009	2008	2009	2008
Revenue	$1,506,661	$1,726,648	$5,775,689	$7,568,888
Cost of goods and services	941,227	1,120,148	3,676,535	4,838,881

Gross profit	565,434	606,500	2,099,154	2,730,007
Selling and administrative expenses	400,635	375,378	1,511,111	1,700,677

Operating earnings	164,799	231,122	588,043	1,029,330
Interest expense, net	26,838	19,293	100,375	96,037
Other expense (income), net	(2,825)	(3,798)	(3,950)	(12,726)

Total interest/other expense, net	24,013	15,495	96,425	83,311

Earnings before provision for income taxes and discontinued operations	140,786	215,627	491,618	946,019
Provision for income taxes	38,346	46,045	119,724	251,261

Earnings from continuing operations	102,440	169,582	371,894	694,758
Loss from discontinued operations, net	(3,394)	(48,855)	(15,456)	(103,927)

Net earnings	$99,046	$120,727	$356,438	$590,831

Basic earnings (loss) per common share:
Earnings from continuing operations	$0.55	$0.91	$2.00	$3.69
Loss from discontinued operations, net	(0.02)	(0.26)	(0.08)	(0.55)
Net earnings	0.53	0.65	1.91	3.13

Weighted average shares outstanding	186,310	185,965	186,136	188,481

Diluted earnings (loss) per common share:
Earnings from continuing operations	$0.55	$0.91	$1.99	$3.67
Loss from discontinued operations, net	(0.02)	(0.26)	(0.08)	(0.55)
Net earnings	0.53	0.65	1.91	3.12

Weighted average shares outstanding	187,212	186,207	186,736	189,269

Dividends paid per common share	$0.26	$0.25	$1.02	$0.90

DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited) (in thousands)

	2008					2009
	Q1	Q2	Q3	Q4	FY 2008	Q1	Q2	Q3	Q4	FY 2009

REVENUE
Industrial Products
Material Handling	$287,208	$306,988	$286,568	$256,105	$1,136,869	$186,651	$153,574	$154,238	$165,890	$660,353
Mobile Equipment	329,723	342,228	343,261	308,210	1,323,422	248,293	229,521	242,011	242,352	962,177
Eliminations	(157)	(210)	(218)	(201)	(786)	(152)	(147)	(209)	(230)	(738)

	616,774	649,006	629,611	564,114	2,459,505	434,792	382,948	396,040	408,012	1,621,792

Engineered Systems
Product Identification	231,526	249,250	234,868	208,825	924,469	177,357	193,019	211,952	219,948	802,276
Engineered Products	267,696	289,479	289,778	238,928	1,085,881	223,426	274,398	308,741	253,095	1,059,660

	499,222	538,729	524,646	447,753	2,010,350	400,783	467,417	520,693	473,043	1,861,936

Fluid Management
Energy	213,003	236,461	249,656	236,294	935,414	176,334	138,415	144,664	164,798	624,211
Fluid Solutions	188,328	210,207	202,054	178,223	778,812	154,488	156,897	164,604	170,860	646,849
Eliminations	(32)	(38)	(28)	(82)	(180)	(51)	(42)	(21)	(36)	(150)

	401,299	446,630	451,682	414,435	1,714,046	330,771	295,270	309,247	335,622	1,270,910

Electronic Technologies	351,757	379,958	362,446	301,970	1,396,131	214,035	245,953	275,266	291,700	1,026,954

Intra-segment eliminations	(3,566)	(3,345)	(2,609)	(1,624)	(11,144)	(1,295)	(1,257)	(1,635)	(1,716)	(5,903)

Total consolidated revenue	$1,865,486	$2,010,978	$1,965,776	$1,726,648	$7,568,888	$1,379,086	$1,390,331	$1,499,611	$1,506,661	$5,775,689

NET EARNINGS
Segment Earnings:
Industrial Products	$78,838	$87,925	$74,690	$58,287	$299,740	$34,544	$25,421	$38,119	$41,673	$139,757
Engineered Systems	62,996	80,045	82,032	53,480	278,553	43,306	57,462	78,194	48,306	227,268
Fluid Management	85,139	97,878	102,232	100,068	385,317	75,441	55,573	60,677	67,578	259,269
Electronic Technologies	36,234	51,029	53,826	52,552	193,641	(12,110)	17,993	38,160	39,651	83,694

Total Segments	263,207	316,877	312,780	264,387	1,157,251	141,181	156,449	215,150	197,208	709,988
Corporate expense / other	(29,969)	(24,975)	(30,785)	(29,467)	(115,196)	(24,691)	(29,614)	(34,106)	(29,584)	(117,995)
Net interest expense	(23,431)	(27,388)	(25,924)	(19,293)	(96,036)	(22,398)	(24,840)	(26,299)	(26,838)	(100,375)

Earnings from continuing operations before provision for income taxes	209,807	264,514	256,071	215,627	946,019	94,092	101,995	154,745	140,786	491,618
Provision for income taxes	61,876	77,604	65,736	46,045	251,261	32,996	1,121	47,261	38,346	119,724

Earnings from continuing operations	147,931	186,910	190,335	169,582	694,758	61,096	100,874	107,484	102,440	371,894
Earnings (loss) from discontinued operations, net	(753)	(51,634)	(2,685)	(48,855)	(103,927)	(7,668)	(3,794)	(600)	(3,394)	(15,456)

Net earnings	$147,178	$135,276	$187,650	$120,727	$590,831	$53,428	$97,080	$106,884	$99,046	$356,438

SEGMENT OPERATING MARGIN
Industrial Products	12.8%	13.5%	11.9%	10.3%	12.2%	7.9%	6.6%	9.6%	10.2%	8.6%
Engineered Systems	12.6%	14.9%	15.6%	11.9%	13.9%	10.8%	12.3%	15.0%	10.2%	12.2%
Fluid Management	21.2%	21.9%	22.6%	24.1%	22.5%	22.8%	18.8%	19.6%	20.1%	20.4%
Electronic Technologies	10.3%	13.4%	14.9%	17.4%	13.9%	-5.7%	7.3%	13.9%	13.6%	8.1%
Total Segment	14.1%	15.8%	15.9%	15.3%	15.3%	10.2%	11.3%	14.3%	13.1%	12.3%

DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited) (in thousands)

	2008					2009
	Q1	Q2	Q3	Q4	FY 2008	Q1	Q2	Q3	Q4	FY 2009

BOOKINGS
Industrial Products
Material Handling	$296,278	$313,199	$292,436	$207,115	$1,109,028	$118,344	$126,224	$162,759	$180,349	$587,676
Mobile Equipment	360,324	318,059	295,240	204,257	1,177,880	210,558	245,937	191,539	253,130	901,164
Eliminations	(296)	(385)	(193)	(260)	(1,134)	(23)	(202)	(337)	(424)	(986)

	656,306	630,873	587,483	411,112	2,285,774	328,879	371,959	353,961	433,055	1,487,854

Engineered Systems
Product Identification	239,547	250,538	233,196	197,431	920,712	175,680	205,736	212,642	223,301	817,359
Engineered Products	284,257	279,673	260,227	219,716	1,043,873	236,354	259,868	258,634	263,211	1,018,067

	523,804	530,211	493,423	417,147	1,964,585	412,034	465,604	471,276	486,512	1,835,426

Fluid Management
Energy	233,662	252,535	268,390	209,930	964,517	142,721	132,855	157,763	176,706	610,045
Fluid Solutions	197,289	217,466	195,253	161,351	771,359	150,375	159,483	165,601	169,639	645,098
Eliminations	(24)	(32)	(31)	(91)	(178)	(43)	(39)	(41)	(17)	(140)

	430,927	469,969	463,612	371,190	1,735,698	293,053	292,299	323,323	346,328	1,255,003

Electronic Technologies	360,337	384,790	363,535	233,720	1,342,382	223,707	243,274	283,035	305,266	1,055,282

Intra-segment eliminations	(2,992)	(3,490)	(1,755)	(1,182)	(9,419)	(1,290)	(1,436)	(1,790)	(1,600)	(6,116)

Total consolidated bookings	$1,968,382	$2,012,353	$1,906,298	$1,431,987	$7,319,020	$1,256,383	$1,371,700	$1,429,805	$1,569,561	$5,627,449

BACKLOG
Industrial Products
Material Handling	$228,082	$235,284	$240,009	$188,591		$120,066	$93,247	$102,146	$116,658
Mobile Equipment	575,070	549,430	498,908	387,329		349,358	368,315	318,496	329,774
Eliminations	(171)	(186)	(161)	(220)		(48)	(143)	(170)	(371)

	802,981	784,528	738,756	575,700		469,376	461,419	420,472	446,061

Engineered Systems
Product Identification	79,956	82,196	76,247	61,195		57,801	66,288	72,523	74,700
Engineered Products	244,981	235,513	205,127	183,821		196,394	245,165	199,888	218,520

	324,937	317,709	281,374	245,016		254,195	311,453	272,411	293,220

Fluid Management
Energy	106,540	119,033	133,713	95,532		58,771	54,734	66,043	77,173
Fluid Solutions	85,130	91,870	82,998	64,471		60,781	63,788	65,081	60,540
Eliminations	(6)	—	(3)	(12)		(5)	(1)	(21)	(2)

	191,664	210,903	216,708	159,991		119,547	118,521	131,103	137,711

Electronic Technologies	246,711	251,403	248,725	175,317		186,850	185,512	194,414	206,893

Intra-segment eliminations	(2,038)	(1,424)	(540)	(61)		(42)	(242)	(426)	(337)

Total consolidated backlog	$1,564,255	$1,563,119	$1,485,023	$1,155,963		$1,029,926	$1,076,663	$1,017,974	$1,083,548

ACQUISITION RELATED DEPRECIATION AND AMORTIZATION EXPENSE *

Industrial Products	$9,215	$8,070	$7,805	$7,193	$32,283	$8,387	$7,709	$7,770	$8,182	$32,048
Engineered Systems	6,109	6,116	6,103	6,066	24,394	6,070	6,437	6,580	7,579	26,666
Fluid Management	3,914	5,607	5,422	4,607	19,550	4,828	4,592	4,432	4,537	18,389
Electronic Technologies	8,902	9,416	9,304	8,859	36,481	8,286	8,217	8,268	8,432	33,203

	$28,140	$29,209	$28,634	$26,725	$112,708	$27,571	$26,955	$27,050	$28,730	$110,306

*	Represents the pre-tax impact on earnings from the depreciation and amortization of acquisition accounting write-ups to reflect the fair value of inventory, property, plant and equipment and intangible assets.

DOVER CORPORATION
QUARTERLY INFORMATION
(unaudited) (in thousands, except per share amounts)
Free Cash Flow

	2008					2009
	Q1	Q2	Q3	Q4	FY 2008	Q1	Q2	Q3	Q4	FY 2009

Cash From Operations	$153,904	$232,074	$354,085	$270,353	$1,010,416	$114,866	$192,436	$246,811	$247,947	$802,060

CAPEX	(42,535)	(42,580)	(48,204)	(42,476)	(175,795)	(31,475)	(26,976)	(24,799)	(36,759)	(120,009)

Free Cash Flow	$111,369	$189,494	$305,881	$227,877	$834,621	$83,391	$165,460	$222,012	$211,188	$682,051

Free Cash Flow to Earnings From Continuing Operations	75.3%	101.4%	160.7%	134.4%	120.1%	136.5%	164.0%	206.6%	206.2%	183.4%
QUARTERLY EARNINGS PER SHARE

	2008					2009
	Q1	Q2	Q3	Q4	FY 2008	Q1	Q2	Q3	Q4	FY 2009

Basic earnings (loss) per common share:
Continuing operations	$0.77	$0.99	$1.02	$0.91	$3.69	$0.33	$0.54	$0.58	$0.55	$2.00
Discontinued operations	(0.00)	(0.27)	(0.01)	(0.26)	(0.55)	(0.04)	(0.02)	(0.00)	(0.02)	$(0.08)
Net earnings	0.76	0.72	1.01	0.65	3.13	0.29	0.52	0.57	0.53	$1.91

Diluted earnings (loss) per common share:
Continuing operations	$0.77	$0.98	$1.01	$0.91	$3.67	$0.33	$0.54	$0.58	$0.55	$1.99
Discontinued operations	(0.00)	(0.27)	(0.01)	(0.26)	(0.55)	(0.04)	(0.02)	(0.00)	(0.02)	$(0.08)
Net earnings	0.76	0.71	1.00	0.65	3.12	0.29	0.52	0.57	0.53	$1.91

DOVER CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET
(unaudited) (in thousands)
BALANCE SHEET

	At December 31, 2009	At December 31, 2008
Assets:
Cash and cash equivalents	$714,365	$547,409
Short-term investments	223,809	279,460
Receivables, net of allowances	878,754	1,013,174
Inventories, net	570,858	636,121
Deferred tax and other current assets	134,921	153,955
Property, plant and equipment, net	828,922	872,134
Goodwill	3,350,217	3,255,566
Intangible assets, net	950,748	952,409
Other assets	113,108	103,904
Assets of discontinued operations	41,874	69,106

	$7,807,576	$7,883,238

Liabilities and Stockholders’ Equity
Notes payable and current maturities of long-term debt	$35,624	$224,944
Payables and accrued expenses	894,558	993,565
Taxes payable and other deferrals	904,475	932,011
Long-term debt	1,825,260	1,860,729
Liabilities of discontinued operations	64,051	79,123
Stockholders’ equity	4,083,608	3,792,866

	$7,807,576	$7,883,238

DOVER CORPORATION
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(unaudited)
CASH FLOWS

	Twelve Months Ended December 31,
	2009	2008
Operating activities:
Net earnings	$356,438	$590,831
Loss from discontinued operations, net of tax	15,457	103,927
Depreciation and amortization	258,223	261,154
Stock-based compensation	17,912	25,246
Contributions to employee benefit plans	(78,954)	(55,361)
Net change in assets and liabilities	232,984	84,619

Net cash provided by operating activities of continuing operations	802,060	1,010,416

Investing activities:
Purchase of short-term investments	(348,439)	(279,460)
Proceeds from sale of short-term investments	406,033	—
Proceeds from the sale of property and equipment	22,973	13,248
Additions to property, plant and equipment	(120,009)	(175,795)
Proceeds from sale of businesses	3,571	92,774
Acquisitions (net of cash and cash equivalents acquired)	(221,994)	(103,761)

Net cash used in investing activities of continuing operations	(257,865)	(452,994)

Financing activities:
Decrease in debt, net	(226,657)	(4,993)
Purchase of treasury stock	—	(466,737)
Proceeds from exercise of stock options, including tax benefits	26,578	79,897
Dividends to stockholders	(189,874)	(169,071)

Net cash used in financing activities of continuing operations	(389,953)	(560,904)

Effect of exchange rate changes on cash	19,569	(45,817)

Net cash used in discontinued operations	(6,855)	(9,397)

Net increase (decrease) in cash and cash equivalents	166,956	(58,696)
Cash and cash equivalents at beginning of period	547,409	606,105

Cash and cash equivalents at end of period	$714,365	$547,409